Investment in Equity Securities	12 Months Ended
Dec. 31, 2025
Investment in Equity Securities [Abstract]
INVESTMENT IN EQUITY SECURITIES

11. INVESTMENT IN EQUITY SECURITIES

During the year ended December 31, 2021, the Company made an investment of $150,000 in Elite Ivy Investment LLC (“Elite Ivy”), accounting for 0.6% of the investee. During the year ended December 31, 2023 and 2022, the Company has reinvested $13,408 and $2,463, respectively, of dividend and the total initial investment changed to $165,871, accounting for 0.7% ownership as of December 31, 2023. Elite Ivy was mainly engaged in investments in equities, options, futures, debt securities and commodities, and interim investments in money market or equivalent instruments. The Company can withdraw the investment after six months of the investment. The Company withdrew the investment in June 2024 and received $195,169.

During the year ended December 31, 2025, the Company made an investment of $100,000 in Keystone Investment Management, LLC (“Keystone”). Keystone was mainly engaged in investments in equities, options, futures, debt securities and commodities, and interim investments in money market or equivalent instruments. The Company must submit a withdrawal request at least 30 days in advance following the expiration of the Lock-Up Period.

As a practical expedient, the Company uses Net Asset Value (“NAV”) or its equivalent to measure the fair value of the investment in the Elite Ivy and Keystone. For the years ended December 31, 2025 and 2024, the Company recorded downward adjustments of $6,672 and upward adjustments of $29,298 on each of the investment, respectively.

The Company considers both qualitative and quantitative factors that may have a significant effect on the fair value of the equity securities. For the years ended December 31, 2025 and 2024, the Company did not record impairment against the investment.